UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2013
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GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)
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Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Wilshire Blvd. Suite 1500, Los Angeles, California 90024

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 209-7280

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

In connection with the presentation described in Item 7.01 of this Current Report on Form 8-K, Global Eagle Entertainment Inc. (the “Company”) will be disclosing certain unaudited preliminary results for the fiscal year ended December 31, 2012 for each of Row 44, Inc., its wholly-owned subsidiary (“Row 44”), Advanced Inflight Alliance AG, its majority-owned foreign subsidiary (“AIA”), and Row 44 and AIA combined set forth on slide 13 of the investor presentation described in Item 7.01 below and attached hereto as Exhibit 99.1.

Item 7.01. Regulation FD.

Attached as Exhibit 99.l to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the presentation that will be used by the Company in making presentations to investors.

The information contained in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Company Presentation, dated March 13, 2013 (this exhibit is furnished and not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

Dated: March 13, 2013	By:	/s/ Michael Pigott
		Name:	Michael Pigott
		Title:	General Counsel, Vice President and Secretary

[Signature Page to Form 8-K]

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Company Presentation, dated March 13, 2013 (this exhibit is furnished and not filed).